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Exhibit 10 (ix)

          Merger Agreement between Brenton Banks, Inc. and Ames Financial Corporation, dated June 17, 1992. This Merger Agreement is incorporated by reference from Form S-4 of Brenton Banks, Inc. filed on August 13, 1992.
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